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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       January 19, 2000
                                                --------------------------------


                          SMARTALK TELESERVICES, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



         California                   0-21579               95-4502740
       --------------               -----------           --------------

(State or Other Jurisdiction      (Commission File         (IRS Employer
 of Incorporation)                    Number)           Identification No.)


     6543 Commerce Parkway, Suite E, Dublin, Ohio               43017
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(Address of Principal Executive Offices)                      (Zip Code)


The Company's telephone number, including area code     (614) 760-9991
                                                   -----------------------------


--------------------------------------------------------------------------------
            (Former Name or Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

     As previously disclosed in a Current Report on Form 8-K, on January 19, 1999, SmarTalk TeleServices, Inc. and certain of its non-foreign subsidiaries (collectively, the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Cases Nos. 99-108 to 99-127).

     Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, on January 19, 2000, the Company filed its Monthly Operating Report for the period of November 1, 1999 through November 30, 1999 (the "November MOR") with the Office of the United States Trustee - Region 3 and the Bankruptcy Court.

     A copy of the November MOR is attached hereto as Exhibit 99.1, and incorporated herein by reference./1/


ITEM 7.  EXHIBITS

Exhibit No.    Description
----------     -----------

99.1 Monthly Operating Report for the period of November 1, 1999 through November 30, 1999



The Exhibit to this Report contains forward-looking statements. The words, "believe," "expect," and "anticipate" and similar expressions identify such forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those contained in such forward-looking statements, including, without limitation: (i) the inherent uncertainty associated with projected litigation recoveries, which potentially represent one of the most significant factors affecting the Company's future financial results; (ii) the fact that numerous creditor claims have been submitted specifying amounts that may differ from the Company's records or that may overstate the actual value of the Company's obligations with respect to such claims; (iii) the risk that liabilities stated in the Company's records may not adequately reflect current creditor claims that could become allowed claims; (iv) the likelihood that the Company's disputes with AT&T Corp. may not be resolved expeditiously or on favorable terms, and; (v) the possibility that the level of administrative and other priority claims may exceed expectations. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise (other than updates that are consistent with the Debtor's obligations to file monthly operating reports).
                            -------------------
/1/ The attachments and exhibits referenced in the November MOR are not attached as part of Exhibit 99.1, but are available at the Office of the United States Trustee and the Bankruptcy Court. In addition, the Company agrees that it will furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.

                              (Page 2 of 4 Pages}

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SMARTALK TELESERVICES, INC.



Date: January 21, 2000        By:  /s/ Thaddeus Bereday
                                  -------------------------------------------
                                     Name:  Thaddeus Bereday
                                     Title: President and Acting General Counsel

                              (Page 3 of 4 Pages)


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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
----------     -----------

99.1 Monthly Operating Report for the period of November 1, 1999 through November 30, 1999

                              (Page 4 of 4 Pages)